Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  January 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-7

     Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

(a)  The amounts below are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

      Class 7-A1....$      27.82673554  Class 7-A11...$       0.00000000
      Class 7-A2....$      27.82673505  Class 7-A12...$       0.00000000
      Class 7-A3....$      27.82675422  Class 7-PO....$       0.95942393
      Class 7-A4....$      18.83104610  Class 7-M.....$       0.68865955
      Class 7-A5....$      17.52508510  Class 7-B1....$       0.68865765
      Class 7-A6....$       0.00000000  Class 7-B2....$       0.68865778
      Class 7-A7....$      10.48919378  Class 7-B3....$       0.68865765
      Class 7-A8....$       0.00000000  Class 7-B4....$       0.68865883
      Class 7-A9....$       0.00000000  Class 7-B5....$       0.68867276
      Class 7-A10...$       0.00000000  Class 7-R.....$       0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

      Class 7-A1....$      26.84987226  Class 7-A8....$        0.00000000
      Class 7-A2....$      26.84987178  Class 7-A9....$        0.00000000
      Class 7-A3....$      26.84989028  Class 7-10....$        0.00000000
      Class 7-A4....$      18.16997835  Class 7-11....$        0.00000000
      Class 7-A5....$      16.90986338  Class 7-12....$        0.00000000
      Class 7-A6....$       0.00000000  Class 7-PO....$        0.92574316
      Class 7-A7....$      10.12096847  Class 7-M.....$        0.00000000

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      Class 7-B1....$       0.00000000  Class 7-B4....$        0.00000000
      Class 7-B2....$       0.00000000  Class 7-B5....$        0.00000000
      Class 7-B3....$       0.00000000  Class 7-R.....$        0.00000000


      iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

      Class 7-A1....$       6.71012965  Class 7-M.....$        6.22901883
      Class 7-A2....$       5.36810299  Class 7-B1....$        6.22901693
      Class 7-A3....$       5.33082887  Class 7-B2....$        6.22901431
      Class 7-A4....$       5.51433452  Class 7-B3....$        6.22901122
      Class 7-A5....$       6.22448471  Class 7-B4....$        6.22899334
      Class 7-A6....$       5.93749977  Class 7-B5....$        6.22899621
      Class 7-A7....$       5.92827033  Class 7-R.....$        0.00000000
      Class 7-A8....$       6.25000000  Class 7-S.....$        0.33657706
      Class 7-A9....$       0.00000000
      Class 7-A10...$       6.66666700
      Class 7-A11...$       6.25000000
      Class 7-A12...$       6.04166650

     iv)  Accrual Amount:

            Class 7-A9...........   $         43,844.83

     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.....$        0.22842980

(b)  The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:.......$    320,786,842.57

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:.................              1,142

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                       Class Certificate          Single
                                       Principal Balance   Certificate Balance
                                       -----------------   -------------------

          Class 7-A1........      $        27,343,153.75     $        866.86
          Class 7-A2........      $         4,918,721.32     $        866.86
          Class 7-A3........      $       130,001,708.97     $        866.86
          Class 7-A4........      $        15,258,634.49     $        909.90
          Class 7-A5........      $        32,389,252.61     $        916.15

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          Class 7-A6........      $        12,029,747.00     $      1,000.00
          Class 7-A7........      $         3,920,982.26     $        938.03
          Class 7-A8........      $         2,760,000.00     $      1,000.00
          Class 7-A9........      $         7,059,017.74     $      1,038.09
          Class 7-A10.......      $        10,000,000.00     $      1,000.00
          Class 7-A11.......      $        40,000,000.00     $      1,000.00
          Class 7-A12.......      $        20,000,000.00     $      1,000.00
          Class 7-PO.......       $           280,355.77     $        994.23
          Class 7-M.........      $         5,232,447.50     $        995.95
          Class 7-B1........      $         3,488,298.33     $        995.95
          Class 7-B2........      $         2,616,223.26     $        995.95
          Class 7-B3........      $         1,744,149.17     $        995.95
          Class 7-B4........      $           523,243.85     $        995.95
          Class 7-B5........      $         1,220,906.55     $        995.95
          Class 7-S.........      $       307,536,062.20     $        912.79
          Class 7-R.........      $                 0.00     $          0.00


     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.........................................$             0.00
          unpaid principal balance...........................$             0.00
          number of related mortgage loans...................              0.00

     ix) The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                   Number             7    Principal Balance $   1,560,516.54
               (2)  60-89 days
                   Number             3    Principal Balance $     709,545.74
               (3)  90 days or more
                   Number             0    Principal Balance $           0.00

          (b)  in foreclosure
                   Number             0    Principal Balance $           0.00

     x) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): ......................$           0.00

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     xi) The Senior Percentage for such Distribution Date: .......... 95.458400%

         The Junior Percentage for such Distribution Date: ..........  4.541600%

     xii)The Senior Prepayment Percentage for such Distribution Date:100.000000%

         The Junior Prepayment Percentage for such Distribution Date:  0.000000%